Supplement dated September 28, 2016 to the Prospectus dated May 1, 2016 for the Pacific Select VUL-Accumulation and MVP VUL Accumulator policies issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in your Policy Prospectus unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Policy Owner.

This supplement must be preceded or accompanied by the Policy Prospectus, as supplemented.

The purpose of this supplement is to announce various underlying fund changes.

Liquidation and Transfer of the Pacific Select Fund Absolute Return Portfolio

The Pacific Select Fund (“PSF”) Board of Trustees approved a plan of liquidation (“the Plan”) of the Absolute Return Portfolio and the submission of the Plan for vote by affected Policy Owners. The Plan, if approved, will allow the liquidation of the Absolute Return Portfolio and, as instructed by Pacific Life Insurance Company, transfer to the Fidelity® VIP Government Money Market Portfolio (Service Class).

If the Plan is approved, we anticipate that the proposed liquidation and transfer will occur on or about October 31, 2016 (the “Transfer Date”). No purchases or transfers into the Absolute Return Portfolio will be accepted after the close of business on October 28, 2016. Also, this is not a liquidation of your Policy.

For thirty (30) calendar days before the Transfer Date, if you have Accumulated Value allocated to the Variable Account investing in the Absolute Return Portfolio, you may make a one-time transfer of all or a portion of such Accumulated Value to any other available Variable Account without the transfer counting toward the 25 transfers permitted each calendar year. All other transfers are subject to limitations as described in your Policy Prospectus.

On the Transfer Date, any Accumulated Value that remains allocated to the Absolute Return Variable Account after the close of business will be transferred to the Variable Account corresponding to the Fidelity VIP Government Money Market Portfolio. Such transfers will be based on the applicable Variable Account unit values, and the relative net asset values of the Absolute Return Portfolio and Fidelity VIP Government Money Market Portfolio, as of the close of business on the Transfer Date. You will not incur any fees or charges or tax liability because of the transfer and your Accumulated Value immediately before the transfer will be equal to your Accumulated Value immediately after the transfer. The liquidation and transfer transactions will not be treated as transfers that count toward the number of transfers that may be made in a given calendar year.

After the Transfer Date, the Absolute Return Portfolio Variable Account will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Absolute Return Portfolio Variable Account will be deemed an instruction for the Fidelity VIP Government Money Market Portfolio Variable Account. This includes, but is not limited to, instructions for premium payment allocations, withdrawals and transfer instructions (including instructions under any transfer service). During the thirty (30) calendar day period after the Transfer Date (the “free transfer period”), you may make a one-time transfer out of the Fidelity VIP Government Money Market Portfolio Variable Account without the transfer counting towards the transfer limitations described in your Policy Prospectus.

Please work with your life insurance producer to determine if your existing allocation instructions should be changed before or after the Transfer Date. You may submit a transfer request to us by email at Transactions@pacificlife.com, by fax at (866) 398-0467, or by telephone at (800) 347-7787 or by using any other means described in the Policy Prospectus. Please see POLICY BASICS – Timing of Payments, Forms and Requests in the Policy Prospectus for details.

Any references to the Absolute Return Portfolio are deleted from the Policy Prospectus after the Transfer Date.

Pacific Select Fund Portfolio Investment Goal Change

Effective September 1, 2016, the investment goal for the Dividend Growth Portfolio changed to the following:

Seeks dividend income and long-term capital appreciation.

Pacific Select Fund Portfolio Manager/Subadviser Change

Effective November 1, 2016, the Manager/Subadviser for the Technology Portfolio will change from Ivy Investment Management Company to MFS Investment Management.

Form No.	15-45892-00